UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2007

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 17, 2007, Union Bankshares Company (the “Company”) distributed to its employees a set of questions and answers related to the proposed merger of the Company with Camden National Corporation. On August 24, 2007, the Company distributed a revised version of the same question and answer document, incorporating additional employee questions. A copy of the Company’s question and answer document, as distributed on August 17, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s question and answer document, as distributed on August 24, 2007, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Employee Questions and Answers, distributed on August 17, 2007.

99.2	Employee Questions and Answers, distributed on August 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Sally J. Hutchins
Name:	Sally J. Hutchins
Title:	Senior Vice President, Secretary and Clerk

Date: August 31, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employee Questions and Answers, distributed on August 17, 2007.

99.2	Employee Questions and Answers, distributed on August 24, 2007.